Exhibit 99.1
TTM Technologies, Inc. Investor Presentation June 9, 2009

TTM and Industry Overview This presentation contains forward-looking statements that relate to future events or performance. These statements reflect the company's current expectations, and the company does not undertake to update or revise these forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other company statements will not be realized. Furthermore, readers are cautioned that these statements involve risks and uncertainties, many of which are beyond the company's control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, the company's dependence upon the electronics industry, the company's dependence upon a small number of customers, general economic conditions and specific conditions in the markets TTM addresses, the unpredictability of and potential fluctuation in future revenues and operating results, increased competition from low-cost foreign manufacturers, and other "Risk Factors" set forth in the company's most recent SEC filings.

July 1999 Acquired Power Circuits for $98 mm. Transaction financed with debt, resulting in pro forma leverage of $133 mm (4.7x LTM EBITDA) December 1999 Changed name to TTM Technologies February 2002 $53.6 mm secondary offering December 2002 Acquired Honeywell ACI for $1.00 September 2003 $151.8 mm secondary offering March 2005 47,000 SF expansion of Chippewa Falls facility October 2006 Acquired Tyco PCG for $226.8 mm. Transaction financed with $200 mm of debt Incorporated in 1998, TTM has a proven track record of executing successful transactions, including debt and equity capital raising and acquisitions 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Largest North American PCB Manufacturer Strategically focused Time - Technology - High Mix - Aerospace/Defense Diversified customer base September 2000 IPO on NASDAQ raising $120 mm Company History May 2008 $175.0 mm convertible debt offering

1 Stafford, CT 3 San Diego, CA Aerospace/Defense: 6 Los Angeles, CA High Tech/Quick Turn 5 Chippewa Falls, WI High Mix: 2 Santa Clara, CA Santa Ana, CA 10 1 8 7 2 5 9 The facility footprint enables TTM to continue to execute its facility specialization strategy Facility Footprint Focused Assembly: 7 Logan, UT 9 Hayward, CA 4 Stafford Springs, CT 10 Shanghai, China 3 4 United States China 8 6

Printed Circuit Board Products Rigid-Flex PCBs High Density Interconnect (HDI) PCBs Backplane PCBs RF PCBs

Backplane Assembly Products Bare Backplane Boards with Connectors Installed Assembled Backplanes Installed into Enclosures

Low (< 100) Medium (100 - 1,000) High (> 1,000) Global PCB Competitive Landscape Technology Level Panel Volume (lots) 9-15 layers, standard materials 16+ layers, exotic materials Asian focus 0-8 layers, standard materials TTM competitive markets Specialized communications High-end aerospace / defense Semicap equipment Medical equipment Aerospace / defense Instrumentation Industrial equipment Misc. industrial equipment Low-end aerospace / defense High-end servers Telecom infrastructure High-end networking Low-end servers High-end computers PCs Computer peripherals Limited product application Cell phones Advanced PDAs Power supplies PCs Computer peripherals Automotive Consumer electronics Advanced technology, quick-turn and aerospace/defense segments are well-positioned in North America Quick-turn

TTM's Strategy Financial Strength Focus on operational excellence Superior asset management and strong balance sheet Successful integration of opportunistic acquisitions Aerospace / Defense #1 North American Supplier Rigid Flex and specialty PCB products Backplane and Subassembly Time Dedicated ultra-short lead time capability (<24 hours available) Dedicated, highly flexible, ramp- to-volume production in <10 days High-mix complex technology production with standard delivery Industry-Leading Execution and Financial Results Strong Long-Term Outlook Technology High performance, technologically complex PCBs Advanced manufacturing processes & technology expertise Industry-leading average layer count of 20+ at Chippewa Falls facility

Customer & Market Overview

The Global PCB Market Companies over $100M in Annual Sales by Revenue Source: NT Information, based on 2007 estimates Total # of Companies in the World: 2,590 Revenue of the Top 98 companies $39.0 billion Total world PCB revenue $48.7 billion $100mm to $249mm $250mm to $499mm

North American PCB Market Overview The $3.8 billion North American PCB market is highly fragmented Fragmented North American Market North American Market Share Analysis Source: N.T. Information, February 2009 ^ $100mm $20 to $99mm $10 to $19mm $0 to $9mm TTM is the largest PCB company in North America Larger, well-capitalized players with focused strategies, significant scale and advanced technology capability are positioned to benefit from on-going industry consolidation Source: N.T. Information, February 2009 Greater than $100M TTM Merix EIT DDi Sanmina-SCI

U.S. Aerospace/Defense PCB Market Source: N.T. Information, February 2009 1 Company: $100+ Million 10 Companies: $10 - $19 Million Total Available Market in North America is about $785 million Total: 75 Aerospace / Defense Companies 20% of North American PCB Companies service the Aerospace / Defense market 59 Companies: Under $10 Million 5 Companies: $20 - $99 Million TTM is the clear leader in the fragmented U.S. defense market Top Players' Market Share TTM 40.7% EIT 10.1% DDI 6.0% Pioneer Circuits 5.1% Sanmina 4.2% Top 5 66% Top 10 79%

Key Customers by End Market TTM serves approximately 790 active customers across a broad range of end-markets Networking / Communications Medical / Industrial / Instrumentation / Other Enterprise & service provider routers and switches Wireless base stations Semiconductor technology specific to communications Fiber optic delivery systems Industrial controls and power generation systems Blood analyzing systems 33% 10% Selected Key Customers Selected Applications Q109 Sales Precision instruments for measurement and calibration Medical imaging systems Aerospace / Defense Secure radios for ground troops Advanced weapons systems 45% Radar systems Missile defense and space systems Commercial aircraft equipment Computing / Storage / Peripherals 12% Mainframes, servers and storage systems Video processing and storage systems Semiconductor technology across all end markets Embedded computing

Networking & Communications Landscape Networking Asia North America Layer 2 Switching Layer 3 Switching Edge Routing Core Routing Communications Asia North America Cell Phones Handhelds Fiber to the Home Wire Line Infrastructure Optical Switching Triple Play Switching Wireless Infrastructure Optical Network Transport

Computing/Storage/Peripherals Landscape Computing/Storage/Peripherals Asia North America Super Computing High End Servers & Blades Consumer Products Low/Mid Range Storage Mainframe Computing PCs Desktop Computing Low/Mid Range Servers & Blades Computer Peripherals Silicon Validation

Medical/Industrial/Instrumentation Landscape Medical/Industrial/Instrumentation Asia North America Semiconductor Test Equipment Electrical Power Control Systems Robotic Manufacturing Systems GPS Devices Blood Diagnostic Equipment Medical Imaging Systems Large and Disaggregated Customer Set High-Mix / Low Volume; Quick-Turn; IPC Class III, Local Support

Long-Term Customer Relationships with Industry Leaders TTM maintains deep, long-term customer relationships with minimal concentration risk Top 10 customers represented 49% of 2008 revenue No customer accounted for more than 10% of revenue Average Top 10 Customer relationship: 19+ years

Acquisition/Growth Strategy General Qualities Strategic fit Well run Similar culture Accretive to earnings North America Industry consolidation Asia Technologically advanced Compliments existing capabilities Meets our strategic objectives on a global basis Creates the ideal global PCB company

Financial Overview

Annual Sales 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 78.5 106.4 203.7 129 89 180.3 240.7 240.2 369.3 669.46 680.98 ($ Millions) Acquisition Advanced Circuits (12/26/02) Acquisition Power Circuits (7/14/99) Acquisition Tyco PCG (10/27/06)

Historical Revenue, EBITDA & Free Cash Flow ($ Millions) Note: Acquired Tyco PCG on 10/27/06. Find reconciliation to audited financials in Appendix; 2008 & 1Q09 EBITDA adjusted for impairment charges. Revenue Adjusted EBITDA and Free Cash Flow

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Q1 Adjusted EBITDA 16.7 19.4 19 18.5 25.5 20.1 22.2 24.4 31 24.5 22.1 20.6 11.1 Adjusted EBITDA Margin 0.229 0.253 0.251 0.128 0.144 0.124 0.136 0.146 0.178 0.142 0.131 0.125 0.074 2006 Quarterly EBITDA and EBITDA Margin 2007 2008 Note: Find reconciliation to audited financials in Appendix; EBITDA adjusted for impairment charges in Q4 2008 and Q1 2009 2009

Quarterly Results Note: Find reconciliation to audited financials in Appendix 1 Adjusted for FASB Staff Position APB 14-1, "Accounting for Convertible Debt Instruments That May be Settled in Cash Upon Conversion (Including Partial Cash Settlement)", which changed the method of accounting for our convertible notes. 2 Adjusted for impairment charges of $123.3M in Q4 2008 and $0.3M in Q1 2009

Historical Balance Sheet * Adjusted for FASB Staff Position APB 14-1, "Accounting for Convertible Debt Instruments That May be Settled in Cash Upon Conversion (Including Partial Cash Settlement)", which changed the method of accounting for our convertible notes.

Summary

Summary Limited competition / high entry barriers Leading market positions in attractive segments Integrated manufacturing platform provides one-stop solution Largest player in North America with significant size and scale #1 in quick-turn PCB production and Aerospace & Defense PCB products Leadership positions for Advanced technology PCBs, Rigid-Flex and Backplane Assembly products Leading quick-turn platform involves TTM in new product introduction across diverse end markets Products/services support all stages of electronic product life cycle - engineering services, prototype through volume production Focused facility specialization strategy - speed, flexibility, technology Difficult business model to replicate Significant technology expertise, employee training and investment required Limited threat from Asian competition in quick-turn, high layer-count and defense markets Leading customers in diverse end markets Large and diversified customer base and end-markets Strong relationships with leading OEM and EMS customers Long-standing relationships with top customers Industry-leading financial performance Consistent history of strong revenue growth: 30% CAGR from 2004-08 Profitable business model across cycle; superior margins / operating metrics Strong balance sheet & proven history of consistent cash flow generation -- even during protracted downturn from 2001-02 Experienced management team with proven execution track record Seasoned management team led by CEO with 28 years of industry experience Focused strategy has provided growth / stability across cycles Successful M&A Track Record Proven ability to identify and integrate successful, accretive acquisitions Prior acquisitions have strengthened technology capabilities, expanded customer relationships, diversified end-market exposure and enhanced earnings

Appendix Non-GAAP supplemental information

Annual EBITDA and FCF reconciliation * Adjusted for FASB Staff Position APB 14-1, "Accounting for Convertible Debt Instruments That May be Settled in Cash Upon Conversion (Including Partial Cash Settlement)", which changed the method of accounting for our convertible notes. Note: This information provides a reconciliation of EBITA/EBITDA/Adjusted EBITDA to the financial information in our consolidated statements of operations "EBITDA" means earnings before interest expense, income taxes, depreciation and amortization. "EBITA" means earnings before interest expense, income taxes and amortization. We present EBITDA / EBITA / Adjusted EBITDA to enhance the understanding of our operating results. EBITDA / EBITA / Adjusted EBITDA is a key measure we use to evaluate our operations. In addition, we provide our EBITDA / EBITA / Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA / EBITA / Adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA / EBITA / Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.

Quarterly EBITDA and FCF reconciliation * Adjusted for FASB Staff Position APB 14-1, "Accounting for Convertible Debt Instruments That May be Settled in Cash Upon Conversion (Including Partial Cash Settlement)", which changed the method of accounting for our convertible notes. Note: This information provides a reconciliation of EBITA/EBITDA/Adjusted EBITDA to the financial information in our consolidated statements of operations "EBITDA" means earnings before interest expense, income taxes, depreciation and amortization. "EBITA" means earnings before interest expense, income taxes and amortization. We present EBITDA / EBITA / Adjusted EBITDA to enhance the understanding of our operating results. EBITDA / EBITA / Adjusted EBITDA is a key measure we use to evaluate our operations. In addition, we provide our EBITDA / EBITA / Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA / EBITA / Adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA / EBITA / Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.